ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2018
Assets And Liabilities Classified As Held For Sale [Abstract]
ASSETS HELD FOR SALE
ASSETS HELD FOR SALE

(US$ MILLIONS)	2018	2017
Accounts and other receivable, net	28	—
Inventory	6	—
Property, plant and equipment	29	14
Assets held for sale	$63	$14

Accounts payable and other	$9	$—
Liabilities associated with assets held for sale	$9	$—

Business Services - Real estate brokerage services
In April 2018, Berkshire Hathaway exercised an option to acquire the partnership's 33% interest in the joint venture of the real estate brokerage services business, resulting in a $55 million pre-tax gain recognized by the partnership during the second quarter of 2018.
Industrial Operations - Infrastructure support products manufacturing business
During the year ended December 31, 2018, our infrastructure support products manufacturing operation sold certain assets and certain land and building for proceeds of $109 million. An associated net gain on disposition of $42 million was recorded for the year ended December 31, 2018. At December 31, 2018, our infrastructure support products manufacturing operation has certain asset and liabilities related to plants within the precast operations classified as held for sale.
Industrial Operations - Australian energy operations
In August 2018, an agreement was reached to sell our equity accounted Australian energy operation, which is equity accounted, by way of a full sale of the associated entity, to an Australian energy company. On November 26, 2018, we completed the sale, resulting in a $152 million pre-tax gain recognized by the partnership.